Proteome Editing Through Molecular Glue Degraders Innovating Beyond New Heights | March 2025

Forward-Looking Statements This communication includes express and implied “forward-looking statements,” including forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that are not historical facts and, in some cases, can be identified by terms such as “may,” “might,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “objective,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “ongoing,” or the negative of these terms, or other comparable terminology intended to identify statements about the future. Forward-looking statements contained herein include, but are not limited to, statements about our ability to grow our product pipeline, statements around the Company's QuEENTM discovery engine and the Company's view of its potential to identify degradable protein targets and rationally design MGDs with unprecedented selectivity, statements related to the Company's strategic agreements, goals of such agreements, including the ability to accelerate and broaden scope of clinical development of MRT-6160 while retaining substantial value for the Company, as well as to expand platform reach to discover and develop MGDs against previously undruggable targets in cancer and neurological diseases, statements related to any milestone provided under the strategic agreements, royalty or other payments related thereto and the ability of such payments to extend our runway, statements around the productivity of the QuEEN discovery engine and the potential of the Company's MGDs against a broad spectrum of targets and potential applications thereof, statements about the advancement and timeline of its preclinical and clinical programs, including beliefs and/or statements related to next steps for specific programs and plans for such programs, statements about our ability to successfully complete research and further development and commercialization of our drug candidates in current or future indications, including the timing and results of our clinical trials and our ability to conduct and complete clinical trials, statements around multiple anticipated preclinical and/or clinical readouts and their expected timing, statements related to regulatory submissions, including timing thereof, and interactions with regulatory authorities, the applicability of candidates to various indications, the expected potential clinical benefit of any of our candidates, statements related to safety profiles and the implications thereof, statements around advancement and application of our pipeline and application of our platform, statements concerning our expectations regarding our ability to identify, nominate and the timing of our nominations of additional targets, product candidates, and development candidates, statements around our ability to capitalize on and potential benefits resulting from our research and translational insights as well as our the ability to optimize collaborations with industry partners on our development programs, obligations under our collaboration agreements, expectations around the receipt of any payments under such agreements and the future development and commercialization of various products, our use of capital, expenses and other financial results in the future, availability of funding for existing programs, ability to fund operations into 2028 through multiple anticipated proof-of-concept clinical readouts, as well as our expectations of success for our programs, strength of collaboration relationships and the strength of our financial position, among others. By their nature, these statements are subject to numerous risks and uncertainties, including those risks and uncertainties set forth in our most recent Annual Report on Form 10-K for the year ended December 31, 2024 filed with the U.S. Securities and Exchange Commission on March 20, 2025, and any subsequent filings, that could cause actual results, performance or achievement to differ materially and adversely from those anticipated or implied in the statements. You should not rely upon forward-looking statements as predictions of future events. Although our management believes that the expectations reflected in our statements are reasonable, we cannot guarantee that the future results, performance, or events and circumstances described in the forward-looking statements will be achieved or occur. Recipients are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date such statements are made and should not be construed as statements of fact. We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, any future presentations, or otherwise, except as required by applicable law. Certain information contained in these materials and any statements made orally during any presentation of these materials that relate to the materials or are based on studies, publications, surveys and other data obtained from third-party sources and our own internal estimates and research. While we believe these third-party studies, publications, surveys and other data to be reliable as of the date of these materials, we have not independently verified, and make no representations as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, no independent source has evaluated the reasonableness or accuracy of our internal estimates or research and no reliance should be made on any information or statements made in these materials relating to or based on such internal estimates and research. These materials remain the proprietary intellectual property of Monte Rosa Therapeutics and should not be distributed or reproduced in whole or in part without the prior written consent of Monte Rosa Therapeutics.

Monte Rosa Therapeutics – Company Overview Proteome editing with molecular glue degraders Unique and differentiated “only in class” portfolio Arsenal of rationally designed MGDs to edit the proteome by degrading proteins with unprecedented precision Industry-leading discovery engine combining use of AI with experimental platform to enable rational design of novel MGDs Strong financial position providing cash runway into 2028 through multiple anticipated proof-of-concept clinical readouts

Monte Rosa’s rationally designed MGDs have potential applications in oncology, immunology, neuroscience and other therapeutic areas Our Molecular Glue Degraders (MGDs) Edit the Proteome Ternary complex Ubiquitination Proteasome-mediated degradation of neosubstrate Ubiquitin chain Neosubstrate Ligase Neosubstrate MGD MGD Neosubstrate (target protein) Ligase

Interrogating surfaces using geometric deep learning informs reprogrammable ligase and matching target space… Key Insights into Surface Interactions Drive Only-in-Class MGD Designs E3 ligase Neosubstrate footprint MGD footprint E3 ligase neosurface

...and creates broad opportunity to eliminate undruggable, disease-driving proteins through “only-in-class” MGDs Key Insights into Surface Interactions Drive Only-in-Class MGD Designs Grow Target Space (e.g., I&I, neurology) Activate New E3 Ligases Expand Chemical Space (MGD Library) CRBN MGDs Ligases

Three Ways to Eliminate a Disease-Causing Protein MGDs can directly and precisely target proteins that cause disease DNA mRNA protein CRISPR gene editing RNAi/ASO MGD MGD

Three Ways to Eliminate a Disease-Causing Protein MGDs provide advantages of large molecule modalities with orally dosed small molecules DNA mRNA protein CRISPR RNAi/ASO MGD Address undruggable space Properties Highly selective Orally bioavailable Scalable manufacturing      nucleus   MGD Reversible  CRISPR RNAi/ASO MGD Systemic distribution   

Key Advantages of Our Rationally Designed MGDs Unique insights into anatomy of protein-protein-MGD interaction allows unprecedented MGD selectivity Unprecedented Selectivity Long lasting, catalytic protein degradation effect creates differentiated target product profiles Catalytic Mechanism of Action Protein degradation (fold-change; log2) Statistical significance (P-value; -log10) Target CRBN POI POI-directed MGD + Complex formation POI degradation MGD available for additional degradation POI = protein of interest

Portfolio and Partnerships

Monte Rosa Pipeline and Upcoming Milestones

	Target	Compound	Indication(s)	Discovery	IND-Enabling	Clinical	Next Anticipated Milestone	Ownership
Immunology & Inflammation	VAV1	MRT-6160	Immune-mediated Diseases				Phase 2 initiation	NOVARTIS *
	NEK7	MRT-8102	IL-1β/NLRP3-driven Inflammatory Diseases				IND submission in H1 2025	
		CNS Optimized					IND submission in 2026	
Oncology	GSPT1	MRT-2359	Castration-resistant Prostate Cancer				Additional CRPC data in H2 2025	
	CCNE1/CDK2	Discovery	CCNE1 Amplified Tumors, Breast Cancer				IND submission in 2026	
Various	Multiple Targets	Discovery	I&I, Genetic Diseases, Oncology				Lead optimization	
	Multiple Targets	Discovery	Oncology and Neurological Diseases				Undisclosed	Roche

11

* Monte Rosa has an exclusive global license agreement with Novartis for this asset.

Portfolio Strategy Build discovery capability with focused disease interest Expand portfolio with broader therapeutic area lenses via our powerful discovery engine Cardiovascular Metabolic Current programs + emerging novel projects Genetic 2020 – 2025 2026+ Strategic Goal Therapeutic Areas of Focus MRTx Pipeline Expansion I&I GSPT1 CDK2 CCNE1 VAV1 NEK7 New targets Oncology

Creating Value through Strategic Agreements Scope Global license agreement to advance VAV1-directed molecular glue degraders including MRT-6160 (announced Oct. 2024) Strategic collaboration to discover novel MGDs targeting cancer and neurological diseases (announced Oct. 2023) Financials $150M upfront payment Eligible for up to $2.1B in development, regulatory, and sales milestones, beginning upon initiation of Phase 2 studies Eligible for US P&L share and ex-US tiered royalties $50M upfront payment Eligible for preclinical, clinical, commercial and sales milestone payments >$2B and tiered royalties Strategic Goal Accelerate and broaden scope of clinical development of MRT-6160 while retaining substantial value for Monte Rosa Expand platform reach to discover and develop MGDs against previously undruggable targets in cancer and neurological diseases Notes: Under the terms of the Novartis agreement, Novartis will obtain exclusive worldwide rights to develop, manufacture and commercialize MRT-6160 and other VAV1 MGDs and will be responsible for all clinical development and commercialization, starting with Phase 2 clinical studies. Monte Rosa remains responsible for completion of the ongoing Phase 1 clinical study of MRT-6160. Monte Rosa will co-fund any Phase 3 clinical development and will share any profits and losses associated with the manufacturing and commercialization of MRT-6160 in the U.S. Under the terms of the Roche agreement, Monte Rosa Therapeutics will lead discovery and preclinical activities against multiple select cancer and neurological disease targets to a defined point. Roche gains the right to exclusively pursue further preclinical and clinical development of the compounds.

VAV1 Program (MRT-6160)

Clinically validated pathway in autoimmune/inflammatory disease VAV1 is an Upstream Targeting Node Associated with Clinically Validated Pathways T cell activation B cell activation/Plasma cell differentiation (Antibody production) Pro-inflammatory cytokine production Th17 response VAV1 signaling is associated with several T and B cell immunologic outcomes VAV1

MRT-6160 is a Potent and Highly Selective VAV1-directed MGD in vitro data CRBN binding, IC50 670 nM Ternary complex, EC50 11 nM Degradation, DC50 /Dmax (Jurkat) 7 nM / 97 % MRT-6160 induces highly selective VAV1 degradation and has a favorable ADME/DMPK profile MRT-6160 is a potent VAV1-directed MGD ADMET profile CYP DDIs IC50 > 30 µM hERG inhibition patch clamp EC50 > 30 µM Oral bioavailability all species > 50% p-value (-log10) Protein fold-change (log2) No degradation of other known cereblon neosubstrates

MRT-6160 is a Potent, Highly Selective VAV1 MGD with a Favorable Drug-like Profile

VAV1 ternary complex (Cryo-EM)



VAV1
MRT-6160
CRBN

Cryo-EM structure of MRT-6160 in ternary complex with CRBN and VAV1

MGD Activity Profile	
CRBN Binding (HTRF, IC_{50})	0.67 µM
VAV1 Ternary Complex (HTRF, EC_{50})	11 nM
VAV1 Degradation (Jurkat, DC_{50} /Dmax)	7 nM / 97%
Selectivity (TMT proteomics)	Large VAV1 selectivity window
Physicochemical Properties	
LogD	1.5
MW	<400
Thermodynamic Solubility	7 µM
ADMET Profile	
Oral bioavailability (all species)	> 50 %
Metabolite Profile (*in vitro*)	No unique human metabolites or GSH adducts (mics)
CYP DDI (9 isoforms)	IC_{50} > 30 µM
Safety Pharmacology	
Mini-Ames	Negative
hERG inhibition (patch clamp)	No inhibition (EC_{50} > 30 µM)
Counterscreens (panel with 98 targets)	No inhibition

17

MRT-6160 Blocks T-cell-mediated B-cell Activity in BioMAP® Profile



T-cell independent
BT coculture assay:
T-cell-mediated B-cell activity
3C
4H
LPS
SAg
BT
BF4T
BE3C
CASM3C
HDF3CGF
KF3CT
MyoF
IMphg
Relative protein expression levels
0.0
-0.5
-1.0
-1.5
Azathioprine
JAKi
TYK2i
BTKi
VAV1 MGD
Decreased T / B-Effector Function:
IL-17A, IL-17F, IL-6, IL-2, TNF, sIgG
Azathioprine, 100 µM
Upadacitinib, 1000 nM
Deucravacitinib, 400 nM
Ibrutinib, 1100 nM
MRT-6160, 1000 nM

18

BioMAP® Diversity Plus Platform (Eurofins). Shark tooth plots show relative expression levels of indicated proteins in Drug treated vs. DMSO controls. 3C/4H, Venular endothelial cells; LPS/SAg, Venular endothelial cells + PBMC; BT, PBMC + B cells; BF4T, Bronchial epithelial cells + dermal fibroblasts; BE3C. Bronchial epithelial cells; CASM3C, Coronary artery smooth muscle cells; HDF5CGF, Dermal fibroblasts; KF3CT, keratinocytes + dermal fibroblasts; MyoF, lung fibroblasts; IMphg, macrophages + venular epithelial cells

MRT-6160 Attenuates Disease in a T Cell-Mediated Model of IBD MRT-6160 attenuates T cell-mediated pathogenic processes and pro-inflammatory cytokines associated with IBD pathophysiology Similar efficacy seen in several other T- and T/B-cell driven models

VAV1: Unique Mechanism with Broad Potential Applications

Potential to address multiple autoimmune diseases with safe, oral therapy



T-cell mediated
T/B-cell mediated
Psoriasis
Ulcerative colitis
Crohn's disease
Psoriatic arthritis
Rheumatoid arthritis
Multiple Sclerosis
Myasthenia gravis
SLE
Evidence of VAV1 mechanistic overlap
TNF
IL17A
IL6
FcRN
CD20
JAK
TYK2
VAV1 Overlap
Approved in indication
Investigational
Example Drugs
2030E Drug Class Sales (I&I indications only)
Humira, Enbrel
$9B
Taltz, Cosentyx
$16B
Actemra, Kevzara
$3B
Vyvgart
$14B
Ocrevus, Rituxan
$14B
Rinvoq, Xeljanz, Olumiant
$14B
Sotyktu
$3B

Note: Chart adapted from Hosack et al., Nat Rev Immunol 2023. Drug class sales from Evaluate Pharma. 2030E sales may include sales from anticipated future approvals.

20

Safety, PK and PD Data from SAD and MAD Healthy Volunteers Phase 1 Trial of VAV1 MGD MRT-6160

MRT-6160 Phase 1 Healthy Volunteers Study: Design and Objectives All cohorts randomized & placebo controlled SAD cohorts MAD cohorts One oral dose 7 daily oral doses SAD DL5 SAD DL4 SAD DL3 SAD DL2 SAD DL1 MAD DL3 MAD DL2 MAD DL1 Study Endpoints Primary Safety and tolerability Secondary & exploratory Pharmacokinetics Pharmacodynamics VAV1 degradation in T & B cells Ex vivo response to TCR- and BCR-stimulation Enrolled > 70 subjects

MRT-6160 Displayed a Dose-Dependent Human Pharmacokinetic Profile Dose Level T1/2 (hr) Cmax (ng/mL) AUC0-24 (hr*ng/mL) 1 24.1± 2.6 18.3 ± 1.0 300.3 ± 16.4 2 26.8 ± 1.9 32.6 ± 2.2 527.0 ± 30.3 3 33.3 ± 2.9 100.9 ± 4.6 1736.3 ± 67.1 4 28.3 ± 1.6 216.2 ± 7.0 3615.2 ± 190.8 5 27.2± 1.7 399.0 ± 31.1 6593.7 ± 369.8 Plasma concentration vs time Pharmacokinetic data (AVE ± SEM) MAD ~2-fold increase in exposure at steady state No food effect

In Vitro Assay Validation of PD and Immune Cell Functional Testing

Degradation assessment



VAV1 protein expression by flow cytometry

In vitro data



CD19+ B cell
CD3+ T cell
VAV1 change from baseline [%]
25
0
-25
-50
-75
-100
Dmax > 90%
0.01 0.1 1 10 100 1000 10000
MRT-6160 (nM)

Ex vivo stimulation of whole blood to monitor T- & B-cell functions



TCR
BCR
CTRL
37°C / Overnight
TCR = T-cell receptor (α-CD3/α-CD28)
BCR = B-cell receptor (α-IgD + IL-4)
IL-17A
IL-2
IFN-γ
T cell
IL-6
CD69
CD69
B cell
T cell

CD69 upregulation on T & B cells by flow cytometry

In vitro data



Cell count
CD69 expression

Cytokine secretion by immunoassay



IL-17A
IFN-γ
IL-2
Cytokine release [%]
125
100
75
50
25
0
0.01 0.1 1 10 100 1000 10000
MRT-6160 (nM)

24

MRT-6160 Achieved Dose-Dependent VAV1 Degradation >90% in Peripheral Blood T Cells After Single and Multiple Dose Administration Dose-dependent, marked degradation of VAV1 in peripheral blood T cells (> 90%; except DL1) Similar results observed in peripheral blood B cells VAV1 protein reduction is sustained, with dose-dependent recovery post treatment SAD MAD Mean ± SEM

VAV1 Degradation by MRT-6160 Resulted in Significant Functional Inhibition of T and B Cells following a Single Dose Administration



SAD
Biomarker Level
(% Change from Predose at 24h)
60
40
20
0
-20
-40
-60
-80
-100
Placebo
DL1
DL2
DL3
DL4
DL5
CD69 T cells
CD69 B cells
IL-2
IL-17A
IFN-γ
IL-6
TCR Stimulation
BCR Stimulation

Mean ± SEM

MRT-6160 treatment:

- Significantly attenuated CD69 upregulation on T and B cells following TCR stimulation, reflecting functional inhibition
- Significantly (up to 99%) inhibited IL-2, IFN-γ and IL-17A secretion from whole blood derived T cells following ex vivo TCR stimulation
- Attenuated IL-6 production by 60-90% across dose levels following B-cell stimulation

Pharmacodynamic studies suggest robust functional effects on cytokine production can be achieved with ≥80% degradation of VAV1

26

MRT-6160 Resulted in Sustained Suppression of TCR-mediated CD69 Activation following Single or Multiple Dose Administration MAD Marked suppression of CD69 upregulation (>90%) in peripheral blood T and B cells following TCR stimulation (data for selected SAD and MAD dose shown as example) Similar results observed in peripheral blood B cells following BCR stimulation SAD Mean ± SEM

MRT-6160 Resulted in Sustained Suppression of TCR-mediated Cytokine Production following Single or Multiple Dose Administration SAD MAD Significant and sustained suppression of IL-2, IL-17A and IFN-γ secretion from whole blood following ex vivo stimulation of TCR (data for selected SAD and MAD dose shown as example) Mean ± SEM

MRT-6160 was well tolerated with no serious adverse events (SAE) Observed treatment-emergent adverse events (TEAE) were mild (82%) or moderate (18%) and self-limiting Overall TEAE frequency was similar between MRT-6160 and placebo TEAE observed in 2 or more subjects treated with MRT-6160: SAD: pain from vessel puncture (2) MAD: cough (2), diarrhea (3), feeling hot (4), headache (5), nasal congestion (2), oropharyngeal pain (3) and pyrexia (2) Safety Summary

Pharmacodynamic and functional ex vivo studies suggest significant effects on cytokine production can be achieved following marked and sustained degradation of VAV1 Demonstrated levels of VAV1 degradation consistent with levels of degradation required to induce efficacy in preclinical models Functional impact on cytokine production consistent with levels predicted to be required to achieve efficacy in humans (based on benchmark clinical data) Highly favorable safety profile in humans Presented Phase 1 data as well as chronic toxicology package support clear path into Phase 2 studies and broad potential applications in multiple immune-mediated diseases Conclusions

NEK7 Programs (MRT-8102 and CNS optimized)

Inflammation-driven diseases (selected examples) NEK7 is a Key Regulator of NLRP3 Inflammasomes, IL-1 and IL-18 Joints Gout Brain Parkinson Heart Pericarditis Obesity Atherosclerosis Cytokine secretion Pyroptosis pro-IL-1b pro-IL-18 IL-1b IL-18 Metabolic Inactive NLRP3 NEK7 Active NLRP3 Wheel-like oligormerization + Activated NLRP3 complex NEK7 NLRP3 NEK7 enables NLRP3 assembly in a kinase-independent manner NEK7-deficient macrophages are severely impaired in IL-1β and IL-18 secretion NEK7 degradation has the potential to become an important treatment for inflammation-driven diseases

MRT-8102 is a Potent, Selective Development Candidate NEK7 MGD with a Favorable Drug-Like Profile

NEK7 Ternary Complex (Crystal Structure)


NEK7
MRT-8102
CRBN

MGD Activity Profile	
CRBN Binding (HTRF, IC_{50})	0.2 µM
NEK7 Degradation (CAL51, DC_{50} /Dmax)	10 nM / 89%
Selectivity (TMT proteomics)	Excellent selectivity profile in different cell lines
Physicochemical Properties	
LogD	1.47
MW	<450
Thermodynamic Solubility	166 µM
ADMET Profile	
Oral Bioavailability	Yes
Metabolite Profile (*in vitro*)	No unique human metabolites or GSH adducts (mics)
Safety Pharmacology	
Mini-Ames	Negative
hERG (patch clamp)	No inhibition (IC50> 30 µM)
CEREP (panel with 44 proteins)	No inhibition

33

MRT-8102 potently degrades NEK7 MRT-8102 induces highly selective NEK7 degradation MRT-8102, a Potent and Highly Selective NEK7-directed MGD, Induced Durable Pharmacodynamic Modulation In Vivo MRT-8102 exposure results in prolonged PD effect Cyno @ 10 mg/kg single dose MRT-8102 exposure prolonged PD effect Human PBMC @ 24h treatment Potency, selectivity, and long-lasting pharmacodynamics create potential differentiation from competitive approaches DC50 = 2.5 nM No degradation of other known CRBN neosubstrates

Preclinical GLP Tox Study Suggests Considerable Safety Margin

In vivo NEK7 degradation leads to inhibition of Caspase-1 activity and IL-1β release in ex vivo stimulation assay


Average Casp-1 activity, percent relative to predose
150
100
50
0
in vivo dosing (0.2 mg/kg, QDx5)
100
31
5
55
Predose
D1 (24hr)
D5 (24hr)
D10
Average decrease in IL-1β, percent relative to predose
150
100
50
0
in vivo dosing (0.2 mg/kg, QDx5)
100
14
0
92
Predose
D1 (24hr)
D5 (24hr)
D10

IL-1β and Caspase-1 in plasma after ex vivo stimulation with LPS + nigericin in cynomolgus monkeys

Toxicology summary in rats and cynos (28d GLP tox)

- No MRT-8102 related clinical signs, no changes in immunophenotyping, no gross or clinical pathology findings at any dose level
- The NOAEL was the highest dose tested, 150 mg/kg/day (rat) and 100 mg/kg/day (cyno)
- **>200-fold** exposure margin over projected human efficacious dose in both species
- No concerns related to in vitro off-targets, mutagenicity, phototoxicity, hERG or in vivo respiratory or CNS safety pharmacology (rat) or CV safety pharmacology (cyno)

NOAEL = no observed adverse effect level

35

MRT-8102 Reduced MSU Crystal-driven Effects in Rabbit Gout Model Daily dosing from day -1 Intra-articular injection of MSU on day 0 MSKUS = musculoskeletal ultrasound *** denotes p < 0.0005 compared to MSU + Vehicle condition Joint swelling MSKUS pathologic findings Histopathology score

IL-1/NLRP3 Signaling is a Clinically Validated Pathway for Inflammatory Diseases

Cardio-immunology

Recurrent pericarditis



Rilonacept (IL-1α/β) – approved for recurrent pericarditis

Atherosclerotic cardiovascular disease



Canakinumab (IL-1β) – reduction in cardiac events

Rheumatology

Gout



Canakinumab (IL-1β) – approved for gout flares

Osteoarthritis



Canakinumab (IL-1β) – decreased rates of knee and hip replacement

Autoinflammation
CAPS



Anakinra (IL-1R), canakinumab (IL-1β), rilonacept (IL-1 α/β) – approved for CAPS

Neurology

Neuroinflammation
Epilepsy



Belnacasan (CASP1) – reduction in seizures

Metabolic
Weight loss



Multiple NLRP3 agents being studied for weight loss

37

Lowering of CRP Levels Anticipated as a Result of NEK7 Degradation

C-reactive protein (CRP) is an acute-phase protein downstream of NLRP3/NEK7 inflammasome

NLRP3/NEK7 activation in chronic inflammation



Inactive NLRP3
NEK7
NLRP3
NEK7
Active NLRP3
Wheel-like oligomerization
pro-IL-1β
pro-IL-18
Activated NLRP3 complex
IL-1β
IL-18
Pyroptosis
Cytokine secretion
Autoinduction of IL-1
IL-1
Feed-forward amplification loop
IL-1 ↑↑
IL-6
Acute phase response
IL-6 induction via IL-1
Liver
CRP
↑↑ SAA

- IL-1α and IL-1β are highly inflammatory cytokines that induce high CRP concentration at sub-nanomolar concentrations in humans (Abbate, 2020)
- CRP is a long-term predictor of cardiovascular risk (Ridker, 1997)

Canakinumab (anti-IL-1β) leads to reductions in CRP



Canakinumab Dose (mg/month)
0
5
15
50
100
150
0
-10
-20
-30
-40
-50
-60
-70
Median Reduction (%)
Fibrinogen
Interleukin-6
C-reactive Protein

Ridker et al., 2012

- In addition, several NLRP3 inhibitors have shown promising reductions in CRP in clinical trials
- Novartis NLRP3i, DFV890, is under investigation in a Ph2a trial of inflammatory marker (IL-6, IL-18) reduction in participants with coronary heart disease and elevated hsCRP (NCT06031844)

hsCRP = high sensitivity C-reactive protein
SAA = serum amyloid A

38

MRT-8102: Efficient Development Path in Peripheral Inflammatory Diseases

Anticipated Studies	Goal/Objective
Phase 1 HV	• Safety, tolerability, and pharmacokinetics in healthy volunteers • NEK7 degradation in blood after single and multiple daily doses • Changes in levels of inflammatory cytokines
Planned Phase 1 (PoC) in High CRP, Cardio-immunology Indications	• Safety, and tolerability of 28-day dosing • Changes in CRP levels in subjects with high CRP • Generate data in cardio-immunology indications to support a path to registration
Further Development in Gout/Pseudogout, Osteoarthritis	• Changes in gout/pseudogout flare pain or osteoarthritic pain • Reduction in frequency of gout/pseudogout flares • Generate data to support registration studies

39

CNS-Optimized NEK7 Program

Neurodegeneration Obesity Disease Stimulus CNS Inflammation CNS Saturated fatty acids Ab Monomer Oligomer Fibrils Periphery Fat-associated macrophages Activated microglia Activated microglia Activated microglia/ Fat-associated macrophage pro-IL-1b pro-IL-18 IL-1b IL-18 Activated NLRP3 complex NEK7 41 Brain-Penetrant NEK7 MGDs Have Potential to Impact Neurodegeneration, Obesity and Other Diseases

CNS-Optimized NEK7 MGD Substantially Reduced Inflammatory Cytokines in an LPS-induced Murine Model of Neuroinflammation CereblonI391V mice; n=5 per group MRT-51126: 30 mg/kg, BIDx5, p.o. Selnoflast: 50 mg/kg, QDx5, p.o. LPS: 1 mg/kg, QDx3, i.p. Sampling of left hemisphere of brain 4 hr post-final LPS dose Brain NEK7 Brain IL-1β Brain IL-6

CNS-Optimized NEK7 MGD Demonstrated Profound NEK7 Degradation and Pathway Inhibition In Vivo Over Several Days in Cynomolgus Monkey NEK7 in cyno PBMC NEK7 in cyno CSF IL-1β post-ex vivo stimulation Excellent exposure in cyno blood and CSF, correlating with deep NEK7 degradation and functional inhibition of NLRP3 pathway following ex vivo stimulation 43

Building Future Opportunities in I&I

MGD Strengths Align with I&I Requirements

High degradation in immune and blood cells



T cell
B cell
Macrophage
Bladder
Brain
Colon
Heart
Kidney
Lymph node
Muscle
Stomach
Tonsil
CRBN gene expression
0
*
20
40
60
RPKM

CRBN is expressed highly in immune cells and immune relevant sites/organs

* Mean expression of all genes

Catalytic MOA drives sustained PD effect



Plasma concentration (ng/ml)
1000
100
10
1
0.1
MRT-8102 exposure
prolonged PD effect
150
100
50
20
10
0
NEK7/β-actin relative to predose (%)
0
24
48
72
96
120
time post-dose (hr)
Cyno, 10 mg/kg single-dose

MGD catalytic action deletes the target protein, sustaining pathway modulation

Exquisite selectivity enables high therapeutic index



Target
-log10(p-value)
log2(fold change)

No MGD induced tox findings in 2 GLP tox studies (VAV1, NEK7)

Potential to deplete both membrane receptors and intracellular signaling nodes



Macrophage
TNF
T cell
IL-1
IL-17
B cell
IL-6
Auto-antibodies

Degrading upstream nodes modulates multiple cytokines

45

“CAR-T in a Pill” Degrading Undruggable Targets in Critical I&I Disease Pathways B-cell modulation Inflammatory & auto-inflammatory mDC Neutrophil NK cell pDC Complement T cell B cell Immune complex Autoantibodies Apoptotic cell Monocyte Type I IFN INNATE ADAPTIVE Neutrophil Asthma & allergies Near term focus on building a portfolio of additional oral I&I drugs “FcRn in a Pill” Immune complex Oral IL-1 drugs Increased BAFF, TNF and pro-inflammatory cytokines

GSPT1 program (MRT-2359)

Targeting MYC-driven Tumors and Their Addiction to Protein Translation Through GSPT1 Degradation


Genes involved in protein synthesis
e.g., *eIF4E*, ***4EBP1*** and *4EBP2*
MYC
DNA
1
4EBP1
mTOR
P
4EBP1
eIF4E
Protein
Ribosome with
growing
peptide chain
eIF4E
complex
3
GSPT1
eIF4E
eRF1
AAAAA
STOP
mRNA
Initiation
2
Termination

1

Addiction

To sustain growth, MYC-driven tumors are **addicted to protein translation**

2

Dependency

This addiction creates a dependency on the **translation termination factor GSPT1**

3

Therapeutic vulnerability

GSPT1 is a therapeutic vulnerability of MYC-driven tumors
leading to preferential activity of GSPT1 MGDs

48

MRT-2359 is a Potent and Highly Selective GSPT1-directed MGD

MRT-2359 is a potent GSPT1-directed MGD

Ternary complex modelling


GSPT1
MGD
CRBN

in vitro data	
CRBN binding, K_i	113 nM
Ternary complex, EC_{50}	< 7 nM
Degradation, DC_{50} (in disease relevant cell lines)	1 - 20 nM

MRT-2359 induces selective GSPT1 degradation and shows favorable ADME/DMPK profile


GSPT1
p-value (-log10)
Protein fold-change (log2)
13
12
11
10
9
8
7
6
5
4
3
2
1
0
-3
-2.5
-2
-1.5
-1
-0.5
0
0.5
1
1.5
2
2.5
3

No degradation of other known cereblon neosubstrates

ADMET profile	
CYP DDIs	> 30 µM
hERG inhibition patch clamp	EC_{50} > 30 µM
Oral bioavailability all species	~50%

49

MRT-2359 Has Optimized Depth of Degradation To Achieve Preferential Activity in MYC High Cancer Cells %GSPT1 degraded (Dmax) determined by Western blot   Differential Effect (MYC vs non-MYC-driven) less degradation Preferential activity in MYC high cells MRT-2359 MRT-2136 MRT-2359 displays preferential activity in MYC driven NSCLC cells Non-optimal GSPT1 MGD (MRT-2136) shows limited preferential activity Circle size corresponds to bioavailability with oral dosing

MYC-Driven Pathologies Explored in MRT-2359 Phase 1/2 trial Neuroendocrine tumors L-/N-MYC amplified tumors Heme Breast cancer ER positive metastatic SCLC L/N-MYC high NSCLC N-MYC high SCLC/NE transformation Neuroendocrine lung cancer Prostate cancer AR positive including AR-V7 N-MYC High and/or L-MYC High c-MYC High c-MYC N-MYC L-MYC Indication Size

MRT-2359 Clinical Study Results

0.5mg 5/9 Phase 2: Possible Expansion Cohorts Phase 1: Dose Escalation 1.5mg 5/9 1mg 5/9 MRT-2359-001 Phase 1/2 Clinical Study Design Lung cancer, high-grade neuroendocrine tumors and solid tumors with N-/L-MYC amplification 2mg 5/9 5/9 = 5 days on drug, 9 days off drug; 21/7 = 21 days on drug, 7 days off drug; RP2D = recommended Phase 2 dose 0.5mg 21/7 0.75mg 21/7 * Efficacy guided stratification per N-/L-MYC expression ** Retrospective stratification per N-/L-MYC expression NSCLC* SCLC** HR+/Her2- Breast Cancer (+Fulv) Prostate cancer (+Enza) N-MYC/L-MYC amplified tumors RP2D Safe dose level RP2D 0.5mg 21/7 identified as RP2D Safety assessments initiated

Patient Characteristic Total (N=59)* Age, median (range), years 63 (30-80) Female, N (%) 30 (51) Race, N (%) White 48 (81) Black 4 (7) Asian 3 (5) Other 4 (7) ECOG performance status, N (%) 0 or 1 58 (98) 2 1 (2) Cancer type, N (%) Non-small cell lung cancer 23 (39) Small cell lung cancer 13 (22) High-grade neuroendocrine cancer 16 (27) N-MYC or L-MYC amplified cancer 7 (12) Number of prior lines of therapy, median (range) 3 (1-8) Patient Demographics and Clinical Characteristics in Dose Escalation Data cut off: 10 March 2025 * 32 patients treated on the 5/9 schedule and 27 patients on the 21/7 schedule

MRT-2359 Treatment-Related AEs in $\geq$ 10% patients (N=59)

Dose Level	0.5 mg 5/9 (N=9)			1 mg 5/9 (N=13)			1.5 mg 5/9 (N=5)			2 mg 5/9 (N=5)			0.5 mg 21/7 (N=18)			0.75 mg 21/7 (N=9)		
CTC AE V5 Grade	G1-2 (%)	G3 (%)	G4 (%)	G1-2 (%)	G3 (%)	G4 (%)	G1-2 (%)	G3 (%)	G4 (%)	G1-2 (%)	G3 (%)	G4 (%)	G1-2 (%)	G3 (%)	G4 (%)	G1-2 (%)	G3 (%)	G4 (%)
Thrombocytopenia	0	0	0	0	0	1 (8)	2 (40)	1 (20)	1 (20)	2 (40)	1 (20)	2 (40)	2 (11)	0	1 (6)	3 (33)	0	1 (11)
Neutropenia	0	0	0	0	0	1 (8)	0	1 (20)	2 (40)	0	1 (20)	1 (20)	0	1 (6)	0	0	1 (11)	2 (22)
Leukopenia#	0	0	0	0	0	0	0	2 (40)	1 (20)	0	1 (20)	1 (20)	0	0	0	0	2 (22)	0
Anemia	0	0	0	0	1 (8)	0	1 (20)	1 (20)	0	1 (20)	1 (20)	0	1 (6)	1 (6)	0	1 (11)	1 (11)	0
Nausea	3 (33)	0	0	4 (31)	0	0	4 (80)	0	0	2 (40)	0	0	4 (22)	0	0	4 (44)	0	0
Vomiting	1 (11)	0	0	3 (23)	0	0	5 (100)	0	0	2 (40)	0	0	4 (22)	0	0	4 (44)	0	0
Diarrhea	1 (11)	0	0	3 (23)	0	0	1 (20)	1 (20)	0	1 (20)	0	0	1 (6)	0	0	3 (33)	0	0
Hypokalemia	0	0	0	2 (15)	0	0	0	0	0	1 (20)	0	0	3 (17)	0	0	1 (11)	0	0
Fatigue	0	0	0	3 (23)	0	0	0	0	0	0	0	0	2 (11)	0	0	4 (44)	0	0

Doses 0.5 mg, 1 mg 5/9 and 0.5 mg, 0.75 mg 21/7 were well tolerated with mostly low-grade AEs

Dose limiting toxicities were:

- thrombocytopenia (N=6), with or w/o neutropenia/leukopenia
- G3 ALT/AST (N=1)

Importantly, dose-limiting toxicities reported with non-selective competitor GSPT1 degraders such as hypocalcemia, hypotension and cytokine release syndrome were not reported

55

Data combined for 'leukopenia' and 'white blood cell count decreased'

Data cut off: 10 March 2025

Biomarker Status and PD modulation in L-/N-MYC Amplified Tumors, NSCLC, SCLC and High-Grade NE Tumors L-MYC and N-MYC expression in tumor tissue obtained at baseline was assessed in 46 patients Overall, as compared to preclinical data, lower than expected frequency of tumors with high L-MYC or N-MYC in NCSLC (0%), SCLC including transformed (31%) and HG NE tumors (17%) Paired, tumor containing biopsies meeting QC criteria were obtained from 17 patients GSPT1 degradation assessed by targeted Mass Spec Optimal degradation of approximately 60% was achieved in biomarker high tumors, in line with preclinical data (see corporate deck) Cut-off: N-MYC≤3; L-MYC≤-1

Summary of Activity in SCLC, NSCLC, high-grade Neuroendocrine Tumors and L- and N-MYC Amplified tumors L-MYC and N-MYC expression in tumor tissue obtained at baseline or known L-MYC or N-MYC amplification in the absence of tissue was available in 48 patients and 37 were evaluable for response assessment per RECIST 1.1 Activity in biomarker positive patients: High L-MYC or N-MYC expression (13 patients): 1 x PR, 4 x SD (DCR 38%) Includes patients with L-MYC or N-MYC amplification without tumor tissue for expression analysis Activity in biomarker negative patients: Low L-MYC and N-MYC expression (24 patients): 1 unconfirmed PR and 3 SD (DCR 17%),

Current Data for MRT-2359 and Enzalutamide in Castrate-Resistant Prostate Cancer As of 10 March 2025, RECIST 1.1 is available for 3 patients showing: 1 PR (confirmed, -57%; heavily pretreated CRPC with AR LBD mutation H875Y) 2 SDs (both CRPC with AR-V7 transcripts, multiple prior treatments including abiraterone and enzalutamide) PSA response is available for 2 patients showing 1 PSA response (-90%) in the patient with a confirmed PR per RECIST 1.1 Safety profile has been favorable Safety and efficacy assessment continues following Simon 2-stage design Potential to expand to 20 - 30 patients if positive efficacy signal continues to be observed Further data from combination cohorts – including ER-positive breast patients – expected in H2 2025

Confirmed PR in Refractory CRPC with AR H875Y Mutation Baseline After 2 cycles After 4 cycles -46% -57% Patient continues on study (C5)

Encouraging early data in CRPC: 1 PR and 2 SD in first 3 evaluable, heavily pretreated patients with either AR mutations or AR-V7 expression Opportunity to enroll 20 - 30 patients if positive efficacy signal continues to be observed Large, high unmet need indication not requiring biomarker-based patient selection Strategic decision made not to open expansion cohorts in lung cancer and NE tumors Despite signals of clinical activity, low biomarker positivity in these indications does not support additional studies Summary

CDK2 Program

CDK2 is a Key Driver of Cell Cycle Progression in Cancer

CDK2: a key cell cycle regulator



Palbociclib
Ribociclib
Abemaciclib
Cyclin D
CDK4/6
G1
Cyclin E
CDK2
Cyclin B
CDK1
M
G2
Cyclin A
CDK1
S
Cyclin A
CDK2
CDK2 MGD (MRT)

Therapeutic hypothesis:

- CDK2 is a key driver of cancers with cyclin dependent kinase pathway alterations
- MGDs will achieve greater selectivity against other CDKs and kinases in general, as well as more sustained pathway inhibition compared to inhibitors

Clinical Opportunity:

- ER positive breast cancer pre and post treatment with CDK4/6 inhibitors (~474K patients)
- Ovarian cancer (~64K patients), endometrial cancer (~124K patients) and other tumors with CCNE1 amplification

Patient diagnosed incidence #s, major markets (US, EU and JP): Decision Resources Group (DRG)

62

MRT-51443 is Selective and Inhibits Proliferation of CDK2-dependent Cancer Cells Cell cycle analysis (DAPI and EdU) MDA-MB-157 (24 hr) CDK2 degradation inhibits proliferation CyQuant proliferation assay (5 d) MDA-MB-157 CDK2 degradation results in reduction of E2F pathway proteins TMT Proteomics (24 hr/1μM) MDA-MB-157 Protein fold-change (log2) CDK2 E2F Target Genes P-Value (-log10) CDK2 degradation arrests CDK2-dependent cells in G1 phase

MRT-51443 Displays Superior Selectivity Versus Clinical CDK2 Inhibitors

Clinical CDK2 inhibitors demonstrate off target activity in biochemical kinome profiling



% Kinase Inhibition (1µM)
100
75
50
25
0
-25
CDK2
CDK3
CDK5
CDK4
CDK6
CDK7
CDK9
CDK1
CDK2
CDK3
CDK5
CDK1
CDK7
CDK4
CDK9
CDK6
PF-07104091
AZD8421
MRT-51443
CDK2 Inhibitor
CDK2 MGD

Carna Mobility Shift Assay; 1 µM CDK2i or CDK2 MGD, across 323 human kinases

CDK2 inhibitors but not MGDs inhibit proliferation in part through CDK2-independent mechanisms



% Growth Inhibition
WT
CDK2 KO
MRT-51443 [nM]
BLU-222 CDK2i [nM]
PF-07104091 [nM]
AZD8421 [nM]
150
125
100
75
50
25
0
1
10
100
1000
10000

7-day CyQuant Assay

64

CDK2 MGD and CDK4/6 inhibitor combination MRT-51443/ribociclib combination delays resistance onset in ER+ model in vitro CDK2 MGD/Ribociclib Combination Delays Resistance Onset in ER+ Model in vitro Incucyte confluence monitoring, MCF7

MRT-51443 Demonstrates Activity in Combination with CDK4/6 Inhibitor and Fulvestrant in ER+ Breast Cancer Model

MRT-51443 induces robust tumor regression in combination with CDK4/6 inhibition and fulvestrant

MRT-51443 triple combination substantially reduces tumor growth vs. ribo + fulv

MCF7



Vehicle
Ribo + Fulv
MRT-51443 + Ribo + Fulv
Tumor Volume (mm³)
Days



Ribociclib + Fulvestrant
MRT-51443 + Ribo + Fulv
Tumor Growth, %
(Relative to D0)
Median: -3%
Median: -77%

T47D



Vehicle
Ribo + Fulv
MRT-51443 + Ribo + Fulv
Tumor Volume (mm³)
Days



Ribociclib + Fulvestrant
MRT-51443 + Ribo + Fulv
Tumor Growth, %
(Relative to D0)
Median: -10%
Median: -61%

28-day efficacy; MRT-51443 30 mpk PO BID, ribociclib 75 mpk PO QD, fulvestrant 5 mg/mouse s.c. QW

66

CCNE1 Program

CCNE1 (Cyclin E1) is a Target for Solid Tumors with Deregulated Cyclin E1

Cyclin E drives multiple hallmark cancer mechanisms



CDT1
Cyclin E
MCMs
G0 – S progression
M
G1
G2
S
Cell cycle progression/proliferation
Centrosome duplication
Cyclin E
Cyclin E
CDK2
Cyclin E
MCM5
Cell death and differentiation
Drug resistance

Therapeutic hypothesis:

CCNE1 (Cyclin E1) is a well-recognized human oncogene that drives multiple hallmarks of cancer, and has been considered undruggable

Selective degradation of cyclin E1 can target tumors with deregulated cyclin E1 (amplification or overexpression)

Clinical opportunity:

First-in-class Cyclin E1 degraders for Cyclin E1 amplified cancers

- Ovarian (~19%), endometrial (~10%), and gastric (~10%) cancer
- Breast cancer and others

68

69 CCNE1 degradation leads to downstream pathway suppression MRT-50969 induces robust G1/S cell cycle arrest Western blot, OVISE, 24h TMT Proteomics, MDA-MB-157 Rb K/O 1μM, 24h P-value (-log10) Protein fold-change (log2) CCNE1 MRT-50969 is highly selective for CCNE1 FACS, EdU incorporation, 48h In vitro data CRBN binding, IC50 0.15 mM Ternary complex, EC50 3 nM Degradation, DC50/Dmax 3 nM / 94 % MRT-50969 is a Potent and Highly Selective CCNE1-directed MGD

GI50 = growth inhibition 50%, the concentration of drug required to inhibit the growth of cancer cells in vitro by 50% MRT-50969 Shows Superior Differential Activity in CCNE1 Dependent Cell Lines Compared to Clinical-Stage CDK2 Inhibitors OVCAR3 vs A2780 MDA-157 vs T47D 5 Day CyQuant assay, bars indicate median GI50

MRT-50969 inhibits tumor growth in CCNE1 amplified breast cancer model MRT-50969 Inhibits Tumor Growth in a CCNE1 Amplified Breast Cancer Model In Vivo MRT-50969 degrades CCNE1 in vivo HCC1569 CDX, 28-day efficacy study Day 28/8h and 24h PD, Western blot, HCC1569 CDX

21-day efficacy study in MKN1 CDX model MRT-50969 Inhibits Tumor Growth in a CCNE1 Amplified Gastric Cancer Model In Vivo Day 21/8h and 24h PD, Western blot, MKN1 CDX MRT-50969 inhibits tumor growth in CCNE1 amplified gastric cancer model MRT-50969 degrades CCNE1 in vivo

QuEEN™ Discovery Engine

Overcoming Past Limitations of Molecular Glue Degraders Traditional thinking Monte Rosa Therapeutics approach ‘Target space is limited’ QuEENTM has vastly expanded the degradable target space across a broad range of undruggable protein classes ‘MGDs are identified by serendipity’ QuEENTM enables target centric and systematic discovery of MGDs ‘MGDs are not selective’ High selectivity achievable even within the same protein class, family and isoforms, mitigating off-target safety concerns ‘Med Chem rules don’t apply to MGDs’ AI-driven and structure-based design enable rational med chem optimization of MGDs

Rationally-designed MGDs create diverse E3 ligase neosurfaces, enabling recruitment of new targets Our geometric deep learning algorithms use surfaces to predict targets. Our surface-based algorithms design MGDs to recruit targets. Our platforms generate actionable data-at-scale to test & train (“data moat”) Our Critical Insight: Surfaces are Critical for MGD Discovery Surfaces, not structures, mediate PPIs and targeted protein degradation E3 ligase Neosubstrate footprint MGD footprint E3 ligase neosurface

AF, Rosetta, PDB GlueShot: de novo MGD Design for Novel Targets E3 ligase structures Protein structures AF, Rosetta, PDB Surface fingerprint fAIceit™ Virtual library FLASH™ & GlueAID™ Surface of MGD + ligase COSMOS™ Fingerprint matching Headlong™ & fAIceit™ Nobel prize MGDs that induce PPIs with drug-like properties Neosubstrate footprint MGD + ligase footprint Geometric and chemical surface characterization

QuEEN™ Unique Capabilities AI/ML In silico discovery using proprietary AI-powered algorithms Proximity Screening Specialized suite of biochemical, cellular and proteomics assays to assess proximity and degradation in high throughput Structure-based Design Proprietary database of protein structures to enable rapid optimization of MGD chemistry Proteomics Integrated proteomics engine and database to identify novel targets and explore cellular complex formation and protein degradation MGD Library Growing >50K compound library for novel degron and target space exploration Breakthroughs enabling rapid discovery of potent, selective, and oral MGDs

Our Proprietary and Unique MGD Library Creates Future High Value Programs Rational library design Enabled by proprietary chemistry Deep understanding of CRBN surfaces Optimised drug-like properties Continued diversification Each sublibrary captures a unique design concept Cover novel MGD chemical-space Library expansion Current screening deck >50K MGDs Expansion reaches new target space

Target ID Guided by surface mimicry In silico screening Screen for activity in ternary complexes Proprietary AI/ML Engines Enable the Discovery of Reprogrammable Ligases, Neosubstrates, and Selective MGDs Proprietary AI/ML engines Ligase matching PPI propensity & surface complementarity MGD discovery Generate MGDs with drug-like properties

QuEENTM: How it Works Target and ligase ID Surface-centric discovery process Actionable data-at-scale Proteomics Virtual screens Structural biology High throughput screens Predict Design Test & Train AI-powered chemistry Surface-aware MGD generation & optimization

QuEEN™ Toolbox to Rapid Discovery of Oral MGDs Predict Target & ligase ID fAIceit™ Ultra-fast fingerprint search for surface-based matchmaking E3 ligase reprogrammability fAIceit mimicry target ID Structural biology X-ray & cryo-EM Headlong™ virtual screens Proteomics mass-spec farm HT library screening Design AI-powered chemistry Test & Train Actionable data-at-scale Rhapsody™ ternary complexes FLASH™ virtual library GlueAID™ ADMET & synthesis HitMan™ diverse library

Algorithms Use MGD-focused, Moated Data to Identify Targets and Design MGDs in silico experimentation

fAIceit mimicry
target ID


Not degron
Degron

250
BILLION
Protein surface matchings

FLASH™
virtual library


Tail
L
W

37
BILLION
Virtual MGDs

Headlong™
virtual screens



651
MILLION
Compounds screened

Lab experimentation

Proteomics
mass-spec farm



37
MILLION
protein measurements

HT library screening


TR-FRET signal
Excitation
Emission
DDB1
Cereblon
Neosubstrate
MGD

6.5
MILLION
MGD activity measurements

Structural biology
X-ray & cryo-EM



>125
Structures

Cloud First and Cloud Native

Scalable Data Lake with purpose-built data services for seamless data movement and unified governance

82

Team

World-Class Leadership Deep expertise in molecular glue discovery, drug development and precision medicine Filip Janku, M.D., Ph.D. Chief Medical Officer Markus Warmuth, M.D. Chief Executive Officer John Castle, Ph.D. Chief Data and Information Officer Sharon Townson, Ph.D. Chief Scientific Officer Phil Nickson, Ph.D., J.D. Chief Business and Legal Officer Jennifer Champoux Chief Operating Officer Magnus Walter, DPhil SVP, Drug Discovery Andrew Funderburk SVP, Investor Relations and Strategic Finance

Thank You